EXHIBIT 23.1

                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 333 -06665 and 333-21003) of Videonics, Inc. of our reports dated January 28, 2000 relating to the consolidated financial statements and financial statement schedule of Videonics, Inc. which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
March 27, 2000